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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d)of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               February 2, 2000


                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


        Delaware                                1-12084                                    34-1559357
(State of incorporation)                (Commission File Number)                (IRS Employer identification No.)

       300 Madison Avenue
           Toledo, Ohio                                                                      43604
(Address of principal executive offices)                                                   (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100


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ITEM 5.  OTHER INFORMATION


         On February 2, 2000, Libbey Inc. (the "Company") through a press release announced that the Board of Directors authorized the repurchase of up to 1,000,000 shares of the Company's common stock in open market and negotiated purchases in addition to announcing the Company's fourth quarter 1999 operating results.


         (c)      EXHIBITS

         Exhibit No.                        Description
         -----------                        -----------

             99             Text of Press Release dated February 2, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    LIBBEY INC.
                                    Registrant



Date: February 2, 2000              By: /s/ Kenneth G. Wilkes
      ----------------                  -------------------------------
                                        Kenneth G. Wilkes
                                        Vice President, Chief Financial Officer
                                        (Principal Accounting Officer)


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                                  EXHIBIT INDEX



         Exhibit No.                        Description
         -----------                        -----------

             99             Text of Press Release dated February 2, 2000.